UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2008
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas		76102

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e)
     Stockholder Approval of 2008 Incentive Stock Plan
     On May 6, 2008, the stockholders of Encore Acquisition Company (“Encore”) approved the adoption of the 2008 Incentive Stock Plan (the “2008 Plan”). The 2008 Plan provides for the grant to Encore employees and directors of options, stock appreciation rights, stock awards, restricted stock, stock units, cash awards and performance awards covering up to 2,400,000 shares of common stock. No more than 1,600,000 shares of Encore’s common stock will be available for grants of “full value” stock awards, such as restricted stock or stock units. The 2008 Plan was approved by Encore’s Board of Directors on February 12, 2008, subject to stockholder approval, and is effective as of that date.
     A description of the terms of the 2008 Plan can be found as Annex A to Encore’s definitive proxy statement for the 2008 Annual Meeting of Stockholders held on May 6, 2008, which was filed with the Securities and Exchange Commission on April 7, 2008. The section of the definitive proxy statement entitled “Proposal No. 2 Approval of the 2008 Incentive Stock Plan” is incorporated by reference herein.
     Amended and Restated Severance Plan
     On May 6, 2008, Encore’s Board of Directors approved certain changes to Encore’s Employee Severance and Protection Plan (the “Severance Plan”) to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The Severance Plan was amended and restated to impose a six-month delay upon separation payments made to persons who are “specified employees” under Section 409A unless certain conditions are met, and to comply with other timing and reimbursement requirements in Section 409A. In addition, the Severance Plan was updated to reflect the previously disclosed increase in the multiple of annual salary and bonus payable under the Severance Plan to Mr. Jon S. Brumley, Encore’s Chief Executive Officer and President, from 2 times annual salary and bonus to 2.5 times annual salary and bonus.
     Amendments to 2000 Incentive Stock Plan
     On May 6, 2008, Encore’s Board of Directors approved certain amendments to Encore’s 2000 Incentive Stock Plan (the “2000 Plan”) to ensure compliance with Section 409A. In particular, the 2000 Plan was amended to allow for the exemption of options from the requirements of Section 409A by requiring that, upon a change-in-control, options that were granted or that vest on or after January 1, 2005 be valued at their fair market value as of the date they are cashed out, rather than the highest price per share paid in the 60 days prior to the change-in-control. The amendments to the 2000 Plan did not require stockholder approval under its terms, applicable law or the rules of the New York Stock Exchange.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
10.1	Encore Acquisition Company 2008 Incentive Stock Plan (incorporated by reference to Annex A to Encore’s definitive proxy statement for the 2008 Annual Meeting of Stockholders held on May 6, 2008).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: May 12, 2008	By:	/s/ Andrea Hunter
Andrea Hunter
Vice President, Controller and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Encore Acquisition Company 2008 Incentive Stock Plan (incorporated by reference to Annex A to Encore’s definitive proxy statement for the 2008 Annual Meeting of Stockholders held on May 6, 2008).